OTHER EXPENSES (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2016
Other Income and Expenses [Abstract]
Schedule of Other Expenses (Income)

	Year ended December 31,
	2016	2015	2014

Impairment of intangibles assets (see also Note 9)	$-	$3,289	$1,705
Changes in the fair value contingent consideration	(878)	(4,105)	(3,012)
Gain from deconsolidation of subsidiary (*)	(1,149)	-	-
Changes in the fair value of investment in affiliated company (**)	7,010	330	4,590
Other	-	(427)	-

Total	$4,983	$(913)	$3,283

(*)	On May 31, 2016, the Company signed a definitive agreement to sell its LI subsidiary. Accordingly, on the deconsolidation date the Company recorded a gain of $1,149.

(**)
During 2016, 2015 and 2014, the Company recorded a loss in the amount of $7,010, $330 and $4,590 respectively, due to changes in the fair value of its investment in Iluminage Beauty.  Refer to Notes 4 and 7 for further details.